January 4, 1999

                          SUPPLEMENT TO PROSPECTUS FOR
                              PIONEER BALANCED FUND
                              DATED APRIL 30, 1998


The  following   information   supplements  the  corresponding  section  of  the
Prospectus. Please consult the Prospectus for the full text of the supplemented section.


INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Investment Company Act of 1940 (the "1940 Act") requires that the Fund segregate assets in connection with certain types of transactions. If the Fund enters into a transaction requiring segregation the custodian or Pioneer Investment Management, Inc. ("Pioneer Investments") will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required by the 1940 Act, additional liquid assets will be segregated.


XI.DIVIDENDS, DISTRIBUTIONS AND TAXATION

Each business day the Fund declares a dividend consisting of substantially all of its net investment income (earned interest income less expenses). Shares being purchased will begin earning dividends on the first business day following receipt of payment for purchased shares. Shares continue to earn dividends up to and including the date of redemption. Dividends are normally paid on the last business day of the month or shortly thereafter. Distributions from net short-term capital gains, if any, may be paid with such dividends. The Fund's policy is to make distributions from net long-term capital gains, if any, in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid federal income or excise tax.






                                                                       0199-5839
                                                 Pioneer Funds Distributor, Inc.